Exhibit 99.1

Green Bankshares Reports First Quarter Results

GREENEVILLE, Tenn.--(BUSINESS WIRE)--Green Bankshares, Inc. (NASDAQ:GRNB), the holding company for GreenBank, today reported 2008 first quarter net income of $7,178,000 compared with $5,616,000 for the same period a year ago, representing an increase of almost 28%. On a diluted per share basis, earnings for the first quarter of 2008 were $0.56 per share, or a decline of 2% from $0.57 reported last year caused by an increase of 3,020,854 in weighted average shares outstanding related to the Company's acquisition of Civitas BankGroup in the second quarter of 2007.

The fundamental year-over-year improvement in the Company's net income reflects higher levels of net interest income and non-interest income, which were partially offset by increased non-interest expenses. Net interest income for the first quarter of 2008 rose 30% to $24,472,000 from $18,821,000 in the year-earlier quarter. This was the exclusive result of an increase of $978,000,000 in average earning assets, of which $796,000,000 related to the Civitas acquisition, as well as $182,000,000 of organic loan growth. The quarter's provision for loan losses declined to $888,000 from $974,000 in the first quarter of last year due to loan contraction during the first quarter of 2008 compared with loan growth during the same period a year ago and was influenced further by the higher level of net loan charge-offs in 2008.

Commenting on the results, Stan Puckett, Chairman and Chief Executive Officer, said, "The interest rate environment remained challenging in the first quarter of 2008 as the Federal Reserve lowered market rates by 200 basis points or two full percentage points – the largest quarterly rate reduction since the fourth quarter of 1984. As a result, our net interest margin declined 15 basis points in the first quarter on a linked-quarter basis, excluding interest reversals of $651,000 in the fourth quarter of 2007 and $344,000 in the first quarter of 2008. Approximately one-half of our loan portfolio is set at variable rates, which re-priced downward immediately; however, we were not able to re-price certificates of deposit as quickly as loan rates were being reduced."

Puckett added, "Net charge-offs for the quarter totaled $1,072,000 or five basis points on a consolidated level and $682,000 or three basis points at the bank level. Non-performing assets increased six percent to $39,308,000 in the first quarter. The majority of the increase in non-performing assets resulted from foreclosures initiated late during the fourth quarter of 2007 and, in most cases, the time frame for taking title to foreclosed real estate has expanded from weeks to months. As the Company is now taking possession of these foreclosed properties, we will be aggressive in attempting to dispose of them and reduce non-performing asset levels."

Puckett continued, "Our High Performance Checking program continues to generate strong results. We opened 5,235 new checking accounts, net of account closings, in the first quarter for an opening-to-closing ratio of 2.68 to one. Management believes the average checking account opening-to-closing ratio for mature banks is less than 1.25 to one, so we are encouraged by the net growth in new checking customers. These new customers bring deposits, non-interest income and the opportunity to cross-sell other banking products."

Non-interest expense totaled $19,561,000 for the current quarter, up 39% from $14,042,000 in the first quarter of 2007. This increase primarily reflected the addition of normal operating costs totaling approximately $3,222,000 related to the infrastructure associated with the Civitas acquisition.

For the quarter, Return on Average Assets (ROA) was 0.99%, Return on Average Equity (ROE) was 8.78% and Return on Average Tangible Equity was 16.86%.

Puckett concluded, "This is a challenging environment and the health of the economy and specifically the resiliency of residential real estate will heavily influence our financial results for at least the remainder of 2008. But I believe that our future is promising due to our talented and dedicated staff and the enviable branch footprint we have established across several attractive markets."

At March 31, 2008, the Company's total assets increased 59% to $2,912,615,000 compared with $1,827,634,000 at March 31, 2007, but declined 1% from $2,947,741,000 at December 31, 2007. Net loans increased 46% to $2,335,979,000 at March 31, 2008, from $1,603,281,000 at March 31, 2007, but were down 1% from the $2,356,376,000 at year-end 2007. Deposits increased 48% to $2,059,382,000 at March 31, 2008, from $1,390,442,000 at March 31, 2007, and up 4% from $1,986,793,000 as of December 31, 2007. Total shareholders' equity increased 74% to $330,165,000 at March 31, 2008, from $189,997,000 at March 31, 2007, and was up 2% versus $322,477,000 at December 31, 2007.

Greeneville, Tennessee-based Green Bankshares, Inc., with total assets of approximately $2.913 billion, is the holding company for GreenBank. GreenBank, which traces its origin to 1890, has 64 branches across East and Middle Tennessee, and one branch each in Bristol, Virginia, and Hot Springs, North Carolina. It also provides wealth management services through its GreenWealth Division and residential mortgage lending through its Mortgage Division. In addition, GreenBank conducts separate businesses through three wholly owned subsidiaries: Superior Financial Services, Inc., a consumer finance company; GCB Acceptance Corporation, a consumer finance company specializing in automobile lending; and Fairway Title Co., a title insurance company.

Certain matters discussed in this news release are not historical facts but are "forward-looking statements" within the meaning of and are furnished pursuant to the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve risk and uncertainty and actual results could differ materially from the anticipated results or other expectations expressed in the forward-looking statements. Risks and uncertainties related to the Company's business are discussed in the Company's SEC filings, including its Annual Report on Form 10-K for the year ended December 31, 2007, and Quarterly Reports on Form 10-Q. The Company undertakes no obligation to update forward-looking statements.

GREENE COUNTY BANCSHARES, INC.
Unaudited Financial Highlights
(In thousands, except per share amounts)

	Three Months Ended
	March 31,	Dec. 31,	March 31,
	2008	2007	2007
Interest income	$46,109	$49,911	$32,638
Interest expense	21,637	24,305	13,817
Net interest income	24,472	25,606	18,821
Provision for loan losses	888	10,806	974
Net interest income after provision for loan losses	23,584	14,800	17,847
Non-interest income	7,306	8,108	5,399
Non-interest expense	19,561	19,567	14,042
Income before income taxes	11,329	3,341	9,204
Income taxes	4,151	583	3,588
Net income	$7,178	$2,758	$5,616
Comprehensive income	$9,186	$4,829	$5,657

Earnings per share:
Basic	$0.56	$0.21	$0.57
Diluted	$0.56	$0.21	$0.57

Weighted average shares:
Basic	12,931	12,927	9,815
Diluted	12,931	12,963	9,910

Dividends declared per share	$0.13	$0.29	$0.13

	March 31,	Dec. 31,	March 31,
	2008	2007	2007
Total assets	$2,912,615	$2,947,741	$1,827,634
Cash and cash equivalents	57,517	65,717	54,798
Investment securities	245,354	248,898	54,286
Loans, net of unearned interest	2,335,979	2,356,376	1,603,281
Allowance for loan losses	33,927	34,111	22,932
Deposits	2,059,382	1,986,793	1,390,442
Shareholders' equity	330,165	322,477	189,997
Tangible shareholders' equity [1]	172,993	164,650	151,727
Book value per share	25.40	24.94	19.35
Tangible book value per share [1]	13.31	12.73	15.45

[1] Tangible shareholders' equity is shareholders' equity less goodwill and intangible assets.

GREEN BANKSHARES, INC.
Condensed Consolidated Balance Sheets
March 31, 2008 and December 31, 2007
(Dollars in thousands except share and per share data)

	(Unaudited)
	March 31,	December 31,
	2008	2007(a)
ASSETS

Cash and due from banks	$57,517	$65,717

Securities available-for-sale ("AFS")	231,349	235,273
Securities held-to-maturity (with a market value of $1,084 and $1,280 on March 31, 2008 and December 31, 2007)	1,118	1,303

FHLB and other stock, at cost	12,887	12,322

Loans held for sale	2,350	2,331

Loans, net of unearned income	2,335,979	2,356,376

Allowance for loan losses	(33,927)	(34,111)

Bank premises and equipment, net of accumulated depreciation	82,685	82,697

Goodwill and other intangible assets	157,172	157,827

Other assets	65,485	68,006

Total Assets	$2,912,615	$2,947,741

LIABILITIES AND SHAREHOLDERS' EQUITY

Deposits	$2,059,382	$1,986,793
Federal funds purchased	39,839	87,787
Repurchase agreements	92,957	106,738
FHLB advances and notes payable	272,342	318,690
Subordinated debentures	88,662	88,662
Accrued interest payable and other liabilities	29,268	36,594

Total Liabilities	2,582,450	2,625,264

SHAREHOLDERS' EQUITY

Common Stock: $2 par value, 20,000,000 shares authorized; 13,000,987 and 12,931,015 shares outstanding	26,002	25,862
Paid in Capital	186,465	185,170
Unearned compensation	(1,243)	-
Retained Earnings	115,426	109,938
Accumulated Other Comprehensive Income (Loss)	3,515	1,507

Total Shareholders' Equity	330,165	322,477

Total Liabilities & Shareholders' Equity	$2,912,615	$2,947,741

(a) Derived from Audited Consolidated Financial Statements.

GREEN BANKSHARES, INC.
Condensed Consolidated Statements of Income and Comprehensive Income
Three Months Ended March 31, 2008, December 31, 2007 and March 31, 2007
(Unaudited)

(Dollars in thousands except share and per share data)

	Three Months Ended
	March 31,	December 31,	March 31,
	2008	2007	2007

Interest Income:
Interest and Fees on Loans	$42,749	$46,447	$31,915
Interest on Investment Securities	3,357	3,459	708
Interest on Federal Funds Sold and Interest-earning Deposits	3	5	15
Total Interest Income	46,109	49,911	32,638

Interest Expense:
Interest on Deposits	15,935	17,395	11,153
Interest on Borrowings	5,702	6,910	2,664
Total Interest Expense	21,637	24,305	13,817

Net Interest Income	24,472	25,606	18,821

Provision for Loan Losses	888	10,806	974

Net Interest Income after Provision for Loan Losses	23,584	14,800	17,847

Noninterest Income:
Service Charges, Commissions and Fees	6,227	6,603	4,289
Other Income	1,079	1,505	1,110
Total Noninterest Income	7,306	8,108	5,399
Noninterest Expense:
Salaries and Benefits	9,848	9,808	7,458
Occupancy and Furniture and Equipment Expense	3,449	2,923	2,096
Other Expenses	6,264	6,836	4,488
Total Noninterest Expense	19,561	19,567	14,042

Income Before Income Taxes	11,329	3,341	9,204

Income Taxes	4,151	583	3,588

Net Income	$7,178	$2,758	$5,616

Comprehensive Income	$9,186	$4,829	$5,657

Per Share of Common Stock:
Basic Earnings	$0.56	$0.21	$0.57
Diluted Earnings	$0.56	$0.21	$0.57
Dividends	$0.13	$0.29	$0.13

Weighted Average Shares Outstanding:
Basic	12,931,169	12,926,673	9,815,452
Diluted	12,931,169	12,962,869	9,910,315

GREEN BANKSHARES, INC.
Consolidated Financial Highlights
(UNAUDITED)

(Dollars in thousands except share and per share data)

	March 31,	December 31,		%
	2008	2007		Change
Financial Condition Data:

Assets	$2,912,615	$2,947,741		-1.19%
Loans, net of unearned interest	2,335,979	2,356,376		-0.87%
Cash and investments	302,871	314,615		-3.73%

Deposits	2,059,382	1,986,793		3.65%
Federal funds purchased	39,839	87,787		(1)
FHLB advances and notes payable	272,342	318,690		-14.54%
Subordinated debentures	88,662	88,662		0.00%
Repurchase agreements	92,957	106,738		-12.91%
Shareholders' equity	330,165	322,477		2.38%
Tangible shareholders' equity (1)	172,993	164,650		5.07%

Ratios:
Book value per share	$25.40	$24.94		1.84%
Tangible book value per share (1)	$13.31	$12.73		4.56%
Average equity to average assets	11.23%	10.91%		2.93%
Dividend payout ratio	23.21%	32.85%	(2)	-29.33%
(1) Tangible shareholders' equity is shareholders' equity less goodwill and intangible assets.
(2) Includes special dividend of $0.16 per share paid in December 2007.

	Three Months Ended
	March 31,
	2008	2007		% Change
Operating Data:

Total Interest Income	$46,109	$32,638		41.27%
Total Interest Expense	21,637	13,817		56.60%
Net Interest Income	24,472	18,821		30.02%
Provision for Loan Losses	888	974		-8.83%
Net Interest Income After Provision for Loan Losses	23,584	17,847		32.15%
Non-Interest Income	7,306	5,399		35.32%
Non-Interest Expense	19,561	14,042		39.30%
Income Before Income Taxes	11,329	9,204		23.09%
Income Tax Expense	4,151	3,588		15.69%
Net Income	$7,178	$5,616		27.81%

Comprehensive Income	$9,186	$5,657		62.38%

Per Share of Common Stock:
Basic Earnings	$0.56	$0.57		-1.75%
Diluted Earnings	$0.56	$0.57		-1.75%
Dividends	$0.13	$0.13		0.00%

Weighted Average Shares Outstanding:
Basic	12,931,169	9,815,452
Diluted	12,931,169	9,910,315

	Three Months Ended
	March 31,	December 31,		March 31,
	2008	2007		2007
Key Financial Ratios:

Return on Average Assets	0.99%	0.37%		1.26%
Return on Average Shareholders' Equity	8.78%	3.34%		11.93%
Return on Average Tangible Shareholders' Equity (1)	16.86%	6.59%		14.99%
Interest Rate Spread	3.51%	3.54%		4.22%
Net Interest Margin	3.81%	3.91%		4.70%
Efficiency Ratio	61.56%	58.04%		57.98%
(1) Tangible shareholders' equity is shareholders' equity less goodwill and intangible assets.

	March 31,	December 31,		March 31,
	2008	2007		2007
Asset Quality Ratios:
Nonperforming Loans as a Percentage of Total Loans, net of Unearned Income	1.29%	1.36%		0.21%
Nonperforming Assets as a Percentage of Total Assets	1.35%	1.25%		0.28%
Allowance for Loan Losses as a Percentage of Total Loans, net of Unearned Income	1.45%	1.45%		1.43%
Allowance for Loan Losses as a Percentage of Nonperforming Loans	112.88%	106.34%		690.10%
Net Charge-Offs to Average Total Loans, Net of Unearned Income	0.05%	0.57%		0.02%

GREEN BANKSHARES, INC.
Consolidated Financial Highlights
March 31, 2008
(UNAUDITED)

Nonperforming Assets and Net Charge-offs

As of and for the three months ended March 31, 2008	Bank	Other	Total
Loans past due 90 days and still accruing	$155	$-	$155
Nonaccrual loans	29,363	538	29,901
Other real estate owned and repossessed assets	8,845	407	9,252
Total nonperforming assets	$38,363	$945	$39,308

YTD net charge-offs	$682	$390	$1,072

As of and for the year ended December 31, 2007	Bank	Other	Total
Loans past due 90 days and still accruing	$18	$-	$18
Nonaccrual loans	31,560	500	32,060
Other real estate owned and repossessed assets	4,311	548	4,859
Total nonperforming assets	$35,889	$1,048	$36,937

Net charge-offs	$10,193	$1,503	$11,696
Asset Quality Ratios

As of and for the three months ended March 31, 2008	Bank	Other	Consolidated
Nonperforming loans as a percentage of total loans, net of unearned income	1.27%	1.37%	1.29%
Nonperforming assets as a percentage of total assets	1.32%	1.83%	1.35%
Allowance for loan losses as a percentage of total loans, net of unearned income	1.32%	8.00%	1.45%
Allowance for loan losses as a percentage of nonperforming loans	104.33%	582.16%	112.88%
YTD net charge-offs to average total loans, net of unearned income	0.03%	1.01%	0.05%

As of and for the year ended December 31, 2007	Bank	Other	Consolidated
Nonperforming loans as a percentage of total loans, net of unearned income	1.35%	1.30%	1.36%
Nonperforming assets as a percentage of total assets	1.22%	2.11%	1.25%
Allowance for loan losses as a percentage of total loans, net of unearned income	1.32%	7.96%	1.45%
Allowance for loan losses as a percentage of nonperforming loans	98.37%	609.80%	106.34%
Net charge-offs to average total loans, net of unearned income	0.50%	4.14%	0.57%

GREEN BANKSHARES, INC.
Condensed Average Balances, Interest Rates and Yields
March 31, 2008

	Three Months Ended
	March 31,
	2008			2007

	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate
Interest-earning assets:

Loans(1)(2)	2,357,543	42,766	7.30%	1,572,640	31,937	8.24%
Investment securities (2)	245,863	3,536	5.78%	51,676	719	5.64%
Other short-term investments	458	3	2.63%	1,258	15	4.84%
Total interest-earning assets	2,603,864	46,305	7.15%	1,625,574	32,671	8.15%

Non-interest earning assets	324,207			153,345
Total assets	2,928,071			1,778,919

Interest-bearing liabilities:
Deposits:
Interest checking, money market and savings	697,424	3,325	1.92%	540,648	3,546	2.66%
Time deposits	1,137,188	12,610	4.46%	673,242	7,607	4.58%
Total interest bearing-deposits	1,834,612	15,935	3.49%	1,213,890	11,153	3.73%

Securities sold under repurchase and short-term borrowings	153,059	1,092	2.87%	25,856	286	4.49%
Notes payable	399,530	4,610	4.64%	185,312	2,378	5.20%

Total interest-bearing liabilities	2,387,201	21,637	3.65%	1,425,058	13,817	3.93%

Non-Interest Bearing Liabilities:
Demand Deposits	186,454			145,185
Other Liabilities	25,640			20,398
Total Non-Interest Bearing Liabilities	212,094			165,583

Total liabilities	2,599,295			1,590,641

Shareholders' equity	328,776			188,278

Total liabilities & shareholders' equity	2,928,071			1,778,919

Net interest income		24,668			18,854

Interest rate spread			3.51%			4.22%

Net yield on interest-earning assets (net interest margin)			3.81%			4.70%

(1) Average loan balances included nonaccrual loans. Interest income collected on nonaccrual loans has been included.

(2) Fully Taxable Equivalent (“FTE”) at the rate of 35%. The FTE basis adjusts for the tax benefits of income on certain tax-exempt loans and investments using the federal statutory rate of 35% for each period presented. The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts.

GREEN BANKSHARES, INC.
Consolidated Financial Highlights
March 31, 2008
(UNAUDITED)

	March 31, 2008		December 31, 2007
Loans	Balance	%	Balance	%	% Change
Commercial	$320,134	13.62%	$320,264	13.51%	-0.04%
Commercial real estate	1,539,821	65.51%	1,549,456	65.38%	-0.62%
Residential real estate	392,171	16.69%	398,779	16.83%	-1.66%
Consumer	94,751	4.03%	97,635	4.12%	-2.95%
Other	3,445	0.15%	3,872	0.16%	-11.03%
	2,350,322	100.00%	2,370,006	100.00%	-0.83%

Less: Unearned interest income	(14,343)		(13,630)
Total	$2,335,979		$2,356,376

Loan Balances by Geographical Region and Operating Subsidiaries

	March 31, 2008		December 31, 2007
	Loan	% to	Loan	% to
	Balance	Total Loans	Balance	Total Loans	% Change

Northeastern Tennessee Region[1]	$498,088	21.32%	$494,945	21.00%	0.64%
East Tennessee Region	778,145	33.31%	782,254	33.20%	-0.53%
Middle Tennessee Region	1,020,575	43.69%	1,040,854	44.17%	-1.95%

GCB Acceptance Corporation	16,095	0.69%	15,292	0.65%	5.25%
Superior Financial Services, Inc.	23,076	0.99%	23,031	0.98%	0.20%

Totals	$2,335,979	100.00%	$2,356,376	100.00%	-0.87%
[1] Includes one branch located in Southwestern Virginia and one branch located in Northwestern North Carolina

	March 31, 2008		December 31, 2007
Deposits	Balance	%	Balance	%	% Change
Non-interest bearing demand	$192,636	9.35%	$201,289	10.13%	-4.30%
Interest bearing demand	530,346	25.75%	476,521	23.99%	11.30%
Money market and savings	183,659	8.92%	194,741	9.80%	-5.69%
Retail time	582,853	28.31%	561,279	28.25%	3.84%
Jumbo time	569,888	27.67%	552,963	27.83%	3.06%
Total	$2,059,382	100.00%	$1,986,793	100.00%	3.65%

Deposit Balances by Geographical Region and Operating Subsidiaries

	March 31, 2008		December 31, 2007
	Balance	%	Balance	%	% Change
Northeastern Tennessee Region[1]	$852,548	41.40%	$784,702	39.50%	8.65%
East Tennessee Region	289,255	14.05%	278,646	14.02%	3.81%
Middle Tennessee Region	917,579	44.55%	923,445	46.48%	-0.64%

GCB Acceptance Corporation	-	0.00%	-	0.00%	-
Superior Financial Services, Inc.	-	0.00%	-	0.00%	-

	$2,059,382	100.00%	$1,986,793	100.00%	3.65%
[1] Includes one branch located in Southwestern Virginia and one branch located in Northwestern North Carolina

CONTACT:
Green Bankshares, Inc.
James E. Adams, 423-278-3050
Executive Vice President and Chief Financial Officer